UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8603

Name of Fund: Debt Strategies Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Debt
        Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 02/29/04

Date of reporting period: 03/01/04 - 08/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                Debt Strategies Fund, Inc.

Semi-Annual Report
August 31, 2004

[LOGO] Merrill Lynch Investment Managers

Debt Strategies Fund, Inc.

The Benefits and Risks of Leveraging

Debt Strategies Fund, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Proxy Results

During the six-month period ended August 31, 2004, Debt Strategies Fund, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 25, 2004. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------
                                                                            Shares Voted    Shares Withheld
                                                                                For           From Voting
-----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:       Terry K. Glenn              96,016,520        4,023,082
                                                 Ronald W. Forbes            96,125,034        3,914,568
                                                 Cynthia A. Montgomery       96,025,665        4,013,937
                                                 Kevin A. Ryan               95,968,497        4,071,105
                                                 Roscoe S. Suddarth          95,976,809        4,062,793
                                                 Richard R. West             96,000,027        4,039,575
                                                 Edward D. Zinbarg           95,982,293        4,057,309
-----------------------------------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


2             DEBT STRATEGIES FUND, INC.      AUGUST 31, 2004

A Letter From the President

Dear Shareholder

In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. The Fed raised the Federal Funds rate 75 basis points (.75%) in three separate moves since June, bringing the target short-term interest rate to 1.75% -- still low by historical standards. The Fed has been deliberate in telegraphing its intention to take a "measured" approach to interest rate increases in order to avoid upsetting the economy or the financial markets, while still leaving room to move more aggressively if inflation and economic growth accelerate more than anticipated. The forward curve currently projects further increases in short-term interest rates before year-end. In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election.

The transition to higher rates can cause concern among equity and fixed income investors alike. For bond investors, rising interest rates means the value of older issues declines because they bear the former lower interest rates. In addition, increasing inflation erodes the purchasing power of fixed income securities. Nevertheless, for the six-month and 12-month periods ended August 31, 2004, fixed income markets provided positive results. For example, the Lehman Brothers Aggregate Bond Index returned +1.15% and +6.13%; the Credit Suisse First Boston High Yield Index returned +3.42% and +14.68%; and the Citigroup Mortgage Index returned +1.79% and +6.07% for the six-month and 12-month periods, respectively.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                Sincerely,


                                /s/ Terry K. Glenn

                                Terry K. Glenn
                                President and Director


              DEBT STRATEGIES FUND, INC.      AUGUST 31, 2004                  3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund provided positive returns for the period, outperforming its blended benchmark due to an overweight position in high yield bonds and our use of leverage.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended August 31, 2004, the Common Stock of Debt Strategies Fund, Inc. had net annualized yields of 9.77% and 9.71%, based on a period-end per share net asset value of $6.74 and a per share market price of $6.78, respectively, and $.332 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +5.64%, based on a change in per share net asset value from $6.71 to $6.74, and assuming reinvestment of $.334 per share ordinary income dividends. The Fund's benchmark, which is an equal blend of the Credit Suisse First Boston (CSFB) High Yield Index and the CSFB Leveraged Loan Index, returned +2.85% for the same period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

The rate of high yield bond issuance has kept pace with that of 2003, with high yield proceeds of $66 billion in the first half of 2004 versus $68 billion in the first half of 2003. As in 2003, this year's issuance has consisted primarily of refinancing activity (75%), as corporate treasurers capitalized on the relatively low interest rate environment. During this period, there was a troublesome trend whereby companies were issuing zero-coupon debt at the holding company to finance dividends to equity sponsors. This activity had a "double-barreled" impact on leverage -- increasing debt while decreasing equity -- and often stretched credit parameters beyond reasonable limits. However, the market eventually pushed back and we have seen this trend subside. Nevertheless, the high yield market's risk appetite has been steadily increasing. The percentage of transactions rated B or lower has risen from 45% in 2001 to 54% in 2002, 63% in 2003 and 68% in the first half of 2004. This trend may persist as the forecast default rate continues to decline. Moody's Investors Service is predicting a 2004 default rate of 2.3%, compared to 4.13% in 2003.

Technicals in the leveraged bank loan market were similar to those of the high yield market. Refinancing accounted for 81% of bank loan issuance in the first half of 2004, while investor demand for bank loans soared. The resulting supply/demand imbalance prompted tighter spreads, smaller allocations and transaction upsizing. For example, the average spread on B-rated loans compressed from 350 basis points (3.5%) in September 2003 to 291 basis points in August 2004.

What were the reasons for the Fund's outperformance of its benchmark?

The Fund's outperformance was driven primarily by our overweight position in high yield bonds. We rebalanced the Fund toward fixed rate investments after the events of September 11, 2001, as the Federal Reserve Board (the Fed) cut the Federal Funds rate from 3.5% to 1.0% by June 2003. The interest rate cuts had dramatically reduced the yield on the LIBOR-based bank loan component of the portfolio. (LIBOR refers to the London Interbank Offer Rate. The three-month LIBOR is the base upon which nearly all our bank loans and floating rate notes are set.)

Also contributing to the Fund's outperformance was our ample use of the Fund's leverage lines. We use commercial paper-based borrowings for leverage up to a maximum of 33% of the Fund's total assets. The average amount of Fund leverage during the six-month period was 28.6%. (For a complete discussion of the benefits and risk of leverage, refer to page 2 of this report to shareholders.)

Top-performing portfolio holdings during the period included High Voltage Engineering Corporation (HVE), Vectura Group (also known as American Commercial Lines or ACL) and Western Forest Products Inc. HVE manufactures industrial power control systems. On March 1, 2004, HVE filed a


4             DEBT STRATEGIES FUND, INC.      AUGUST 31, 2004
prepackaged Chapter 11 plan whereby our $10 million bond investment would be converted to equity. The price of this bond, which we purchased as a distressed credit, rallied from 25 to 51 during the period after the company filed its reorganization disclosure statement, which contained promising financial projections.

Another distressed investment, ACL is an inland waterway barge transportation company that filed Chapter 11 in January 2003. Our $10 million bond position repriced from 28 to 58, owing to better operating conditions and prospects for improved creditor recoveries.

Western Forest Products is the successor company to Doman Industries, the Canadian paper company that emerged from Chapter 11 in July 2004. We purchased $7.3 million (face value) worth of units, comprising 15% senior secured notes and common shares. The value of this investment rose to $9.93 million as of August 31, 2004, based on the prospects for much-improved profitability going forward.

Investments that detracted from performance included Pegasus Satellite Communications, Inc. (PGTV), New World Pasta Company (NWP) and International Utility Structures Inc. (IUSI). Two of the Fund's holdings in Direct TV re-marketing company PGTV collapsed during the period. Our $10 million senior note position fell from 89 to 66, while our $3.5 million preferred position dropped from 82 to 1. Our hopes for a favorable resolution of some longstanding litigation issues following Newscorp's acquisition of Direct TV were not fulfilled. PGTV filed Chapter 11 on June 2, 2004.

The Fund's $28 million distressed investment in NWP declined in price from 15 to 7 during the period. Operational difficulties, a high debt burden and sluggish pasta sales combined to force a Chapter 11 filing in the second quarter.

IUSI is another distressed investment. We took the price of our $8 million bond position to zero from 22 during the period. Following a bankruptcy filing by the company, we engaged a crisis manager to help liquidate the company's two main operations in France and Kansas. These efforts have failed, and we expect a complete write-off here.

What changes were made to the portfolio during the period?

We continued to reposition the portfolio during the period, shifting to an allocation of 70% fixed rate and 30% floating rate investments. This compared to a composition of 80% fixed rate and 20% floating rate last year. Given the robust demand for bank loans, allocations were usually a small percentage of our original order. To achieve our 70% fixed/30% floating rate target, we purchased $70 million in floating rate notes during the six-month period.

We continue to believe that the downside risk associated with rising interest rates outweighs the benefits we may see from a bond rally. At period-end, the Fed had already initiated two interest rate hikes of 25 basis points. There was a third quarter-point increase in September, bringing the target short-term interest rate to 1.75%. This, and the prospect of additional interest rate hikes, served to raise the three-month LIBOR rate from 1.12% at August 31, 2003, to 1.80% at August 31, 2004.

How would you characterize the Fund's position at the close of the period?

We would characterize our position at period-end as defensive while still focused on maintaining the Fund's attractive yield. We also continue to be cautious and selective in adding new positions, and intend to maintain our use of leverage within a target range of 25% - 30% of total assets.

Kevin J. Booth
Vice President and Portfolio Manager

September 22, 2004


              DEBT STRATEGIES FUND, INC.      AUGUST 31, 2004                  5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                        (in U.S. dollars)

                          S&P       Moody's         Face
Industry@                 Ratings   Ratings       Amount   Corporate Debt Obligations                                     Value
===================================================================================================================================
Aerospace &               B         B2       $ 5,000,000   Alliant Techsystems Inc., 2.75% due 2/15/2024
Defense--2.5%                                              (Convertible) (d)                                           $  5,068,750
                                                           The Titan Corporation:
                          B         B2         2,000,000        8% due 5/15/2011                                          2,065,000
                          Ba3       B1         5,984,733        Term B, due 6/30/2009**                                   6,013,412
                          B         B2         4,920,000   Vought Aircraft Industries, Inc., 8% due 7/15/2011             4,883,100
                                                                                                                       ------------
                                                                                                                         18,030,262
===================================================================================================================================
Airlines--0.7%            BB        B3         4,938,027   American Airlines, Inc., 7.379% due 5/23/2016                  2,947,963
                          CCC-      Ca         3,300,000   Evergreen International Aviation, Inc., 12% due 5/15/2010      1,947,000
                                                                                                                       ------------
                                                                                                                          4,894,963
===================================================================================================================================
Automotive                B-        B3         6,368,000   Accuride Corporation, Term B, due 6/30/2007**                  6,525,213
Equipment--4.7%           B-        B1         2,700,000   Delco Remy International, Inc., 5.60% due 4/15/2009 (a)        2,740,500
                          B         B2         1,550,000   Dura Operating Corporation, 9% due 5/01/2009                   1,534,500
                          B         B2         3,500,000   The Goodyear Tire & Rubber Company, Term, due 3/31/2006**      3,545,938
                          B         Caa1       4,900,000   Metaldyne Corporation, 11% due 6/15/2012                       4,263,000
                          B+        B1         2,873,437   NFIL Holdings Inc., Term B, due 2/27/2010**                    2,912,051
                                                           Tenneco Automotive Inc.:
                          B-        B3         6,375,000        11.625% due 10/15/2009                                    6,805,312
                          B-        B2           925,000        10.25% due 7/15/2013                                      1,070,687
                          B+        B1         2,470,345        Tranche B, due 12/12/2010**                               2,516,664
                          B+        B1         1,117,241        Tranche B-1, Credit Link, due 12/12/2010**                1,140,284
                                                          +Venture Holdings Company LLC:
                          NR*       NR*        1,800,000        9.50% due 7/01/2005                                          72,000
                          NR*       NR*        4,450,000        12% due 6/01/2009                                             5,562
                                                                                                                       ------------
                                                                                                                         33,131,711
===================================================================================================================================
Broadcasting--2.1%        CCC       B3         6,000,000   Granite Broadcasting Corporation, 9.75% due 12/01/2010         5,655,000
                          B         B3           770,000   Sinclair Broadcast Group, Inc., 4.875% due 7/15/2018
                                                           (Convertible)                                                    711,288
                          CCC+      Caa1       8,625,000   XM Satellite Radio Inc., 7.194% due 5/01/2009 (a)              8,775,938
                                                                                                                       ------------
                                                                                                                         15,142,226
===================================================================================================================================
Cable--                   B         B3        11,350,000   Kabel Deutschland GmbH, 10.625% due 7/01/2014 (d)             11,633,750
International--4.1%                                        NTL Cable PLC (d):
                          B-        B3         4,700,000        6.61% due 10/15/2012 (a)                                  4,794,000
                          B-        B3           750,000        8.75% due 4/15/2014                                         780,000
                          NR*       NR*        6,720,000   Telewest Communications PLC, Term, due 1/16/2006**            11,983,162
                                                                                                                       ------------
                                                                                                                         29,190,912
===================================================================================================================================
Cable--U.S.--14.4%        NR*       NR*        7,500,000  +Adelphia Communications Corporation, 6% due 2/15/2006
                                                           (Convertible)                                                  1,912,500
                          CCC+      Caa1       2,000,000   Atlantic Broadband Finance, LLC, 9.375% due 1/15/2014 (d)      1,885,000
                          BB-       B1         3,450,000   CSC Holdings, Inc., 7.25% due 7/15/2008                        3,588,000
                                                           Century Cable Holdings LLC:**
                          D         Caa1       7,000,000        Discretionary Term Loan, due 12/31/2009                   6,826,456
                          D         Caa1      10,000,000        Term, due 6/30/2009                                       9,770,540
                                                           Charter Communications Holdings, LLC:
                          CCC-      Ca         3,750,000        10% due 4/01/2009                                         3,093,750
                          CCC-      Ca         2,000,000        26.032% due 1/15/2010 (c)                                 1,610,000
                          CCC-      Ca         2,000,000        11.125% due 1/15/2011                                     1,670,000
                          CCC-      Ca         2,700,000        9.92% due 4/01/2011                                       2,133,000
                          CCC-      Ca         3,000,000        10% due 5/15/2011                                         2,370,000
                          B         B2        15,000,000        Term B, due 4/27/2011**                                  14,823,435
                                                           Inmarsat Investments Limited:**
                          BB-       Ba3        5,000,000        Term B, due 1/23/2017                                     5,024,530
                          BB-       Ba3        5,000,000        Term C, due 1/23/2012                                     5,043,280
                          BB+       Ba3        7,960,000   Insight Midwest Holdings, LLC, Term B, due 12/31/2009**        8,084,996
                          B+        B2         2,500,000   Insight Midwest, LP, 9.75% due 10/01/2009                      2,625,000
                          NR*       NR*        2,500,000  +Loral Cyberstar, Inc., 10% due 7/15/2006                       2,037,500
                          NR*       NR*        5,515,955  +Mallard Cablevision LLC & Sun Tel Communications, Term B,
                                                           due 9/30/2008**                                                   55,160
                          B+        B2         5,500,000   Mediacom Broadband LLC, 11% due 7/15/2013                      5,953,750


6             DEBT STRATEGIES FUND, INC.     AUGUST 31, 2004

Schedule of Investments (continued)                           (in U.S. dollars)

                          S&P       Moody's         Face
Industry@                 Ratings   Ratings       Amount   Corporate Debt Obligations                                     Value
===================================================================================================================================
Cable--U.S.               NR*       B2       $ 6,000,000   Olympus Cable Holdings LLC, Term B, due 9/30/2010**         $  5,865,000
(concluded)               NR*       NR*        1,100,080   Pegasus Media & Communications, Inc., Term,
                                                           due 4/30/2005**                                                1,101,627
                          NR*       NR*        9,500,000  +Pegasus Satellite Communications, Inc., 11.25%
                                                           due 1/15/2010 (d)                                              6,246,250
                          CCC+      Caa1      10,000,000   Rainbow National Services LLC, 10.375% due 9/01/2014 (d)      10,350,000
                                                                                                                       ------------
                                                                                                                        102,069,774
===================================================================================================================================
Chemicals--16.1%          B+        B1         6,000,000   Arteva Specialties Sarl, 9.25% due 5/01/2012 (d)               6,390,000
                          B-        B3         6,575,000   BCP Caylux Holdings Luxembourg SCA, 9.625%
                                                           due 6/15/2014 (d)                                              7,059,906
                          B-        NR*        4,000,000   Compass Minerals International, Inc., 12%
                                                           due 6/01/2013 (c)                                              3,120,000
                                                           Crompton Corporation (d):
                          B         B1         7,000,000        7.67% due 8/01/2010 (a)                                   7,157,500
                          B         B1         4,675,000        9.875% due 8/01/2012                                      4,862,000
                          NR*       C          8,700,000  +GEO Specialty Chemicals, Inc., 10.125% due 8/01/2008           4,350,000
                          CCC+      Caa2      16,000,000   Huntsman International Holdings LLC, 16.865%
                                                           due 12/31/2009 (c)                                             8,160,000
                                                           Huntsman International LLC:
                          B-        B3         1,900,000        9.875% due 3/01/2009                                      2,052,000
                          CCC+      Caa1       2,000,000        10.125% due 7/01/2009                                     2,060,000
                          B         B1         3,750,000        Term, due 12/31/2010**                                    3,806,250
                          B+        B2         3,150,000   ISP Holdings, Inc., 10.625% due 12/15/2009                     3,465,000
                          B-        B3           500,000   Innophos, Inc., 8.875% due 8/15/2014 (d)                         520,000
                          BB        Ba3        5,250,000   KoSa BV / INVISTA, Term, due 4/29/2011**                       5,282,812
                          B+        B1         3,550,000   Lyondell Chemical Worldwide, Inc., 9.80% due 2/01/2020         3,585,500
                          BB-       B1         2,400,000   Millennium America Inc., 7.625% due 11/15/2026                 2,172,000
                          BB-       B2         7,000,000   Omnova Solutions Inc., 11.25% due 6/01/2010                    7,700,000
                          NR*       NR*        7,575,917   PCI Chemicals Canada, 10% due 12/31/2008                       7,386,519
                          NR*       NR*        3,342,177   Pinnacle Polymers, Term, due 12/15/2006**                      3,384,118
                          NR*       NR*        4,209,457   Pioneer Companies, Inc., 5.086% due 12/31/2006 (a)             3,977,937
                          B+        B3         9,500,000   PolyOne Corporation, 10.625% due 5/15/2010                    10,331,250
                                                           Rockwood Specialties Group, Inc.:
                          B-        B3         3,700,000        10.625% due 5/15/2011                                     4,033,000
                          B+        B1         3,200,000        Term B, due 7/30/2012**                                   3,226,573
                          B-        Caa1       2,450,000   Terra Capital, Inc., 11.50% due 6/01/2010                      2,731,750
                          B-        B3           750,000   United Agri Products, Inc., 8.25% due 12/15/2011 (d)             810,000
                          B-        B1         6,500,000   Wellman, Inc., Second Lien Term, due 2/10/2010**               6,424,165
                                                                                                                       ------------
                                                                                                                        114,048,280
===================================================================================================================================
Consumer--                B-        Caa1       5,750,000   Sealy Mattress Company, 8.25% due 6/15/2014 (d)                5,936,875
Durables--2.2%                                             Simmons Company:
                          B-        Caa1       4,975,000        7.875% due 1/15/2014 (d)                                  5,124,250
                          B+        B3         5,000,000        Term B, due 6/19/2012**                                   5,046,095
                                                                                                                       ------------
                                                                                                                         16,107,220
===================================================================================================================================
Consumer--                CCC+      B3         2,500,000   American Safety Razor Company, Term C, due 9/05/2011**         2,512,500
Non-Durables--4.5%        B+        Ba3        3,400,000   Chattem, Inc., 4.79% due 3/01/2010 (a)                         3,493,500
                          B-        Caa1       2,000,000   General Binding Corporation, 9.375% due 6/01/2008              2,045,000
                          B-        Caa2       9,925,000   Levi Strauss & Co., Term A, due 9/29/2009**                   10,801,705
                          B-        Caa1       4,000,000   North Atlantic Holding Company, 12.25% due 3/01/2014 (c)       2,100,000
                          CCC+      Caa2      10,500,000   Playtex Products, Inc., 9.375% due 6/01/2011                  10,670,625
                                                                                                                       ------------
                                                                                                                         31,623,330
===================================================================================================================================
Diversified               B         B2         2,000,000   Cadmus Communications Corporation, 8.375%
Media--3.1%                                                due 6/15/2014 (d)                                              2,125,000
                                                           Houghton Mifflin Company:
                          B         B3           775,000        9.875% due 2/01/2013                                        808,906
                          B         Caa1       7,525,000        11.328% due 10/15/2013 (c)(d)                             4,449,156
                          BBB-      Baa3       7,500,000   Liberty Media Corporation, 0.75% due 3/30/2023
                                                           (Convertible)                                                  8,240,625
                          NR*       NR*        1,800,000  +Loews Cineplex Entertainment Corporation, 8.875%
                                                           due 8/01/2008                                                     22,320
                          CCC       Ca         2,675,000   Muzak Holdings, LLC, 13% due 3/15/2010                         2,059,750
                          CCC+      Caa2       3,875,000   NBC Acquisition Corp., 11% due 3/15/2013 (c)                   2,654,375
                          CCC+      Caa1       1,700,000   Nebraska Book Company, Inc., 8.625% due 3/15/2012              1,691,500
                                                                                                                       ------------
                                                                                                                         22,051,632
                          =========================================================================================================


              DEBT STRATEGIES FUND, INC.     AUGUST 31, 2004                  7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                           (in U.S. dollars)

                          S&P       Moody's         Face
Industry@                 Ratings   Ratings       Amount   Corporate Debt Obligations                                     Value
===================================================================================================================================
Energy--Exploration       CCC+      Caa1     $ 8,900,000   Continental Resources, Inc., 10.25% due 8/01/2008           $  9,200,375
& Production--1.6%                                         Quest Cherokee, LLC:**
                          NR*       NR*          222,222        LC Facility, due 7/25/2010                                  223,889
                          B         B2         1,777,778        Term B, due 7/25/2010                                     1,791,111
                                                                                                                       ------------
                                                                                                                         11,215,375
===================================================================================================================================
Energy--Other--5.8%                                        Dresser, Inc.:
                          B         B2         1,000,000        9.375% due 4/15/2011                                      1,075,000
                          BB-       Ba3        2,500,000        Term, due 2/25/2010**                                     2,562,500
                          BB-       Ba3        1,179,094        Term B, due 4/10/2009**                                   1,196,964
                          NR*       Caa3       2,244,000   Energy Corporation of America, 9.50% due 5/15/2007             2,131,800
                                                           Giant Industries, Inc.:
                          B-        NR*        9,020,000        11% due 5/15/2012                                        10,215,150
                          B-        B3         3,525,000        8% due 5/15/2014                                          3,551,437
                          BBB       Baa2       7,500,000   Halliburton Company, 3.125% due 7/15/2023
                                                           (Convertible) (d)                                              8,137,500
                                                           Star Gas Partners, LP:
                          B         B3         5,500,000        10.25% due 2/15/2013                                      5,940,000
                          B         B3         3,000,000        10.25% due 2/15/2013 (d)                                  3,240,000
                          D         Ca         6,000,000  +Trico Marine Services, Inc., 8.875% due 5/15/2012              2,880,000
                                                                                                                       ------------
                                                                                                                         40,930,351
===================================================================================================================================
Finance--1.6%             NR*       NR*        1,500,000   Investcorp SA, Term, due 10/21/2008**                          1,497,519
                          NR*       Ca         2,277,618   Pennant CBO Limited, 13.43% due 3/14/2011 (d)(f)               1,138,809
                          B         B3         7,625,000   Refco Finance Holdings LLC, 9% due 8/01/2012 (d)               7,891,875
                                                          +SKM-Libertyview CBO I Limited (d)(f):
                          NR*       Ca         1,500,000        8.71% due 4/10/2011                                         675,000
                          NR*       C          1,000,000        11.91% due 4/10/2011                                         80,000
                                                                                                                       ------------
                                                                                                                         11,283,203
===================================================================================================================================
Food/Tobacco--5.8%        NR*       NR*        3,095,261  +Archibald Candy Corporation, 10% due 11/01/2007                1,888,109
                                                           Atkins Nutritionals, Inc.:**
                          NR*       NR*        2,412,500        First Lien, due 11/26/2009                                2,147,125
                          NR*       NR*        2,500,000        Second Lien, due 11/26/2009                               2,158,333
                                                           Commonwealth Brands, Inc. (d):
                          NR*       NR*        4,550,000        9.75% due 4/15/2008                                       4,811,625
                          NR*       NR*        8,000,000        10.625% due 9/01/2008                                     8,460,000
                          CCC       B2         1,175,000   Doane Pet Care Company, 10.75% due 3/01/2010                   1,245,500
                          B+        B2         3,825,000   Dole Food Company, Inc., 8.875% due 3/15/2011                  4,092,750
                          NR*       NR*        4,042,883   Dr Pepper Bottling, Term B, due 12/19/2010**                   4,088,997
                          B-        B2         4,425,000   Gold Kist Inc., 10.25% due 3/15/2014 (d)                       4,867,500
                          B+        B1         2,493,750   Luigino's, Inc., Term, due 4/02/2011**                         2,518,688
                          NR*       NR*       28,918,000  +New World Pasta Company, 9.25% due 2/15/2009                   2,024,260
                          B-        Caa1       4,800,000   Tabletop Holdings, Inc., 12.25% due 5/15/2014 (c)(d)           2,808,000
                                                                                                                       ------------
                                                                                                                         41,110,887
===================================================================================================================================
Gaming--3.0%              NR*       NR*       13,000,000  +Aladdin Gaming LLC, 13.50% due 3/01/2010                               1
                          NR*       NR*        4,828,916   Buffington Harbor Parking Associates LLC, Term B,
                                                           due 7/01/2011**                                                4,840,988
                          B         B3         4,000,000   Inn of the Mountain Gods Resort and Casino, 12%
                                                           due 11/15/2010                                                 4,520,000
                          B         B2         2,000,000   Jacobs Entertainment, Inc., 11.875% due 2/01/2009              2,245,000
                          B         B2         1,825,000   The Majestic Star Casino, LLC, 9.50% due 10/15/2010            1,866,062
                          B+        B2         3,264,091   Marina District Finance Co. (Borgota), Term B,
                                                           due 5/31/2007**                                                3,282,452
                          CCC+      Caa1         254,000   Pinnacle Entertainment, Inc., 9.25% due 2/15/2007 (d)            261,302
                          B         B2         4,000,000   Venetian Casino Resort, LLC, 11% due 6/15/2010                 4,555,000
                                                                                                                       ------------
                                                                                                                         21,570,805
                          =========================================================================================================


8             DEBT STRATEGIES FUND, INC.     AUGUST 31, 2004

Schedule of Investments (continued)                           (in U.S. dollars)

                          S&P       Moody's         Face
Industry@                 Ratings   Ratings       Amount   Corporate Debt Obligations                                     Value
===================================================================================================================================
Health Care--4.1%                                          HealthSouth Corporation:
                          NR*       NR*      $ 2,500,000        8.50% due 2/01/2008                                    $  2,500,000
                          NR*       NR*        2,500,000        10.75% due 10/01/2008                                     2,587,500
                          NR*       NR*        5,000,000        7.625% due 6/01/2012                                      4,787,500
                          NR*       NR*        4,500,000        Term A, due 1/16/2011**                                   4,635,000
                          B         B1         3,434,469   MedPointe Inc., Term B, due 9/30/2008**                        3,448,423
                          B-        B3         6,000,000   Tenet Healthcare Corporation, 7.375% due 2/01/2013             5,550,000
                          B         B3         1,400,000   VWR International, Inc., 8% due 4/15/2014 (d)                  1,445,500
                          CCC+      B3         3,325,000   Vanguard Health Systems, Inc., 9.75% due 8/01/2011             3,857,000
                                                                                                                       ------------
                                                                                                                         28,810,923
===================================================================================================================================
Housing--1.0%             NR*       NR*          421,312   Formica Holdings Corporation, 7.86% due 6/10/2011                400,246
                          BB        Ba1        4,000,000   Lone Star Industries Inc., 8.85% due 6/15/2005 (d)             4,116,152
                          NR*       NR*        2,219,401   Trussway Industries Inc., Term B, due 12/31/2006**             1,803,264
                          B-        B3         1,000,000   U.S. Concrete, Inc., 8.375% due 4/01/2014                      1,025,000
                                                                                                                       ------------
                                                                                                                          7,344,662
===================================================================================================================================
Information               BB+       Ba2        4,725,000   Freescale Semiconductor, Inc., 4.38% due 7/15/2009 (a)(d)      4,807,687
Technology--0.7%          NR*       NR*        2,435,874  +Trend Technologies, Inc., Term, due 2/28/2007**                        0
                                                                                                                       ------------
                                                                                                                          4,807,687
===================================================================================================================================
Leisure--3.3%             B-        B1        12,000,000   FelCor Lodging LP, 5.84% due 6/01/2011 (a)(d)                 12,060,000
                          B+        B1         8,250,000   Intrawest Corporation, 10.50% due 2/01/2010                    8,879,062
                                                           Wyndham International, Inc.:**
                          NR*       NR*        1,105,832        Increasing Rate Term II, due 4/01/2006                    1,096,985
                          NR*       Caa3       1,615,386        Term I, due 6/30/2006                                     1,582,742
                                                                                                                       ------------
                                                                                                                         23,618,789
===================================================================================================================================
Manufacturing--5.4%       B-        B3           575,000   Aearo Company, 8.25% due 4/15/2012                               589,375
                          B-        B2         2,550,000   Da-Lite Screen Company, Inc., 9.50% due 5/15/2011 (d)          2,677,500
                          B-        B3         4,000,000   Eagle-Picher Incorporated, 9.75% due 9/01/2013                 4,310,000
                          NR*       NR*       11,200,000   High Voltage Engineering Corporation, Term B,
                                                           due 7/31/2007**                                               11,592,000
                          NR*       Caa3       8,350,000  +International Utility Structures Inc., 10.75%
                                                           due 2/01/2008                                                          1
                          B+        B1         5,000,000   Invensys International Holdings Ltd., Second Lien Term,
                                                           due 10/25/2009**                                               5,165,625
                          B-        B3         5,875,000   Invensys PLC, 9.875% due 3/15/2011 (d)                         5,963,125
                          B-        Caa1       3,300,000   Mueller Group, Inc., 10% due 5/01/2012 (d)                     3,555,750
                          B+        B3           600,000   NMHG Holding Company, 10% due 5/15/2009                          660,000
                          BBB       Baa3       3,000,000   Tyco International Group SA, 2.75% due 1/15/2018
                                                           (Convertible)                                                  4,312,500
                                                                                                                       ------------
                                                                                                                         38,825,876
===================================================================================================================================
Metal--Other--1.3%        B+        B1         8,550,000   Massey Energy Company, 6.95% due 3/01/2007                     8,977,500
===================================================================================================================================
Packaging--8.2%           B+        B2         9,625,000   Anchor Glass Container Corporation, 11% due 2/15/2013         10,972,500
                          CCC       B3         3,800,000   Consolidated Container Company LLC, 10.75%
                                                           due 6/15/2009 (c)(d)                                           3,040,000
                          B         B2         4,400,000   Crown Euro Holdings SA, 10.875% due 3/01/2013                  5,115,000
                                                           Graham Packaging Company:
                          CCC+      Caa1       5,000,000        5.485% due 1/15/2008 (a)                                  5,000,000
                          CCC+      Caa1       2,000,000        8.75% due 1/15/2008                                       2,055,000
                          CCC+      Caa2       5,700,000   Graham Packaging Holdings Company, 10.75% due 1/15/2009        5,920,875
                          BB-       B1         9,857,143   Owens-Illinois Inc., Term C, due 4/01/2008**                   9,986,518
                          B-        Caa2       9,800,000   Pliant Corporation, 13% due 6/01/2010                          9,016,000
                          CCC+      Caa1       2,500,000   Radnor Holdings Corporation, 11% due 3/15/2010                 2,100,000
                                                           Tekni-Plex, Inc.:
                          B-        B3         2,000,000        12.75% due 6/15/2010                                      1,930,000
                          B-        B2         1,250,000        8.75% due 11/15/2013 (d)                                  1,200,000
                          B         B2         1,850,000   Wise Metals Group LLC, 10.25% due 5/15/2012 (d)                1,859,250
                                                                                                                       ------------
                                                                                                                         58,195,143
                          =========================================================================================================


              DEBT STRATEGIES FUND, INC.     AUGUST 31, 2004                  9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                           (in U.S. dollars)

                          S&P       Moody's         Face
Industry@                 Ratings   Ratings       Amount   Corporate Debt Obligations                                     Value
===================================================================================================================================
Paper--7.2%               BB        Ba2      $ 6,500,000   Abitibi-Consolidated Inc., 5.02% due 6/15/2011 (a)(d)       $  6,630,000
                          BB        Ba2        7,600,000   Bowater Incorporated, 4.52% due 3/15/2010 (a)                  7,562,000
                          BB+       Ba2        4,250,000   Georgia-Pacific Corporation, 9.375% due 2/01/2013              5,004,375
                          B-        B3         2,000,000   Graphic Packaging International Inc., 9.50% due 8/15/2013      2,240,000
                          B         Caa1       9,149,767   JSG Funding PLC, 15.50% due 10/01/2013                        10,522,232
                          B+        B1         2,487,500   SP Newsprint Co., Term B, due 1/09/2010**                      2,523,717
                                                           Stone Container Corporation:
                          B         B2         1,600,000        8.375% due 7/01/2012                                      1,760,000
                          NR*       NR*        3,505,205        Term B, due 6/30/2009**                                   3,538,066
                          B+        NR*          460,781        Term C, due 6/30/2009**                                     465,964
                          BB-       Ba3        3,000,000   Tembec Industries, Inc., 8.625% due 6/30/2009                  3,127,500
                          NR*       NR*        7,281,000   Western Forest Products Inc., 15% due 7/28/2009 (b)            8,154,720
                                                                                                                       ------------
                                                                                                                         51,528,574
===================================================================================================================================
Services--4.2%                                             Allied Waste North America, Inc.:
                          BB-       Ba3        1,440,000        7.875% due 4/15/2013                                      1,519,200
                          B+        B2         6,250,000        7.375% due 4/15/2014                                      6,070,312
                          NR*       C          3,750,000   Anthony Crane Rental Holdings LP, Term, due 7/20/2006**          825,000
                          B         B1         3,200,000   Corrections Corporation of America, 9.875% due 5/01/2009       3,572,000
                          CCC       Caa2         350,000   Great Lakes Dredge & Dock Corporation, 7.75%
                                                           due 12/15/2013                                                   290,062
                          NR*       Caa3       1,800,000  +IT Group Inc., 11.25% due 4/01/2009                                   18
                                                           Outsourcing Solutions Inc.:**
                          NR*       NR*            8,537        Revolving Credit, due 12/09/2008                              8,367
                          NR*       NR*        4,064,544        Term, due 12/09/2008                                      4,044,221
                          B+        B2         7,525,000   United Rentals North America, Inc., 7.75%
                                                           due 11/15/2013 (d)                                             6,998,250
                          B+        B1         3,990,000   Waste Services, Inc., Term B, due 3/31/2011**                  3,885,263
                          B-        B3         2,500,000   Williams Scotsman, Inc., 9.875% due 6/01/2007                  2,462,500
                                                                                                                       ------------
                                                                                                                         29,675,193
===================================================================================================================================
Steel--0.0%               NR*       NR*        7,711,831  +Acme Metals Incorporated, Term, due 12/01/2005**                       1
===================================================================================================================================
Telecommunications--      NR*       NR*        5,000,000   ADC Telecommunications, Inc., 2.235% due 6/15/2013
10.4%                                                      (Convertible) (a)                                              4,693,750
                          B-        B2         5,000,000   Alaska Communications System Holdings, Inc., 9.875%
                                                           due 8/15/2011                                                  5,000,000
                          B-        B3         7,500,000   Cincinnati Bell Inc., 8.375% due 1/15/2014                     6,637,500
                          B+        B1         2,000,000   Consolidated Communications Acquisition of TXU, Inc.,
                                                           Term B, due 10/14/2011**                                       2,027,500
                          B-        Caa1      11,025,000   FairPoint Communications, Inc., 12.50% due 5/01/2010          11,796,750
                                                           Qwest Capital Funding, Inc.:
                          B         Caa2       2,000,000        6.375% due 7/15/2008                                      1,780,000
                          B         Caa2       6,000,000        7.25% due 2/15/2011                                       5,130,000
                          B         Caa2       8,200,000        6.875% due 7/15/2028                                      5,842,500
                          B         B3         7,900,000   Qwest Communications International Inc., 5.211%
                                                           due 2/15/2009 (a)(d)                                           7,347,000
                          NR*       NR*        6,000,000   Terremark Worldwide, Inc., 9% due 6/15/2009
                                                           (Convertible) (d)                                              5,737,500
                          B         B1         7,000,000   Time Warner Telecom Holdings, Inc., 5.711%
                                                           due 2/15/2011 (a)                                              6,825,000
                          CCC+      B3         8,000,000   Time Warner Telecom, Inc., 9.75% due 7/15/2008                 7,760,000
                          NR*       NR*        3,454,305   WilTel Communications Group, Inc., Term, due 5/03/2008**       3,449,987
                                                                                                                       ------------
                                                                                                                         74,027,487
===================================================================================================================================
Transportation            NR*       NR*       10,000,000  +American Commercial Lines LLC, 11.25% due 1/01/2008            5,800,000
Services--1.3%            B+        B2         2,950,000   Laidlaw International, Inc., 10.75% due 6/15/2011              3,363,000
                                                                                                                       ------------
                                                                                                                          9,163,000
                          =========================================================================================================


10            DEBT STRATEGIES FUND, INC.     AUGUST 31, 2004

Schedule of Investments (continued)                           (in U.S. dollars)

                          S&P       Moody's         Face
Industry@                 Ratings   Ratings       Amount   Corporate Debt Obligations                                     Value
===================================================================================================================================
Utilities--6.8%           B-        B3       $ 1,250,000   The AES Corporation, 8.50% due 11/01/2007                   $  1,278,125
                          CCC+      Caa1       3,000,000   Calpine Canada Energy Finance ULC, 8.50% due 5/01/2008         1,912,500
                                                           Calpine Corporation:
                          CCC+      Caa1       2,700,000        8.50% due 2/15/2011                                       1,667,250
                          B         B2         7,920,000        Term B, due 7/15/2007**                                   6,732,000
                          BBB-      Ba2        7,000,000   CenterPoint Energy, Inc., 3.75% due 5/15/2023
                                                           (Convertible)                                                  7,980,000
                          D         NR*        2,300,000  +Mirant Americas Generation LLC, 7.625% due 5/01/2006           1,914,750
                                                           Mission Energy Holding Company:
                          CCC       B3         7,100,000        13.50% due 7/15/2008                                      8,928,250
                          NR*       NR*        3,000,000        Term, due 12/11/2006**                                    3,015,000
                                                           Sierra Pacific Resources:
                          NR*       B2         3,200,000        8.75% due 5/15/2005                                       3,280,000
                          B-        B2         6,000,000        8.625% due 3/15/2014 (d)                                  6,300,000
                          BB-       Ba1        1,584,000   TNP Enterprises, Inc., Term, due 12/31/2006**                  1,613,700
                          BB        B1         2,000,000   TransWestern Pipeline Company, LLC, Term 2,
                                                           due 4/30/2009**                                                2,018,334
                          B+        B3         1,425,000   The Williams Companies, Inc., 8.625% due 6/01/2010             1,653,000
                                                                                                                       ------------
                                                                                                                         48,292,909
===================================================================================================================================
Wireless                  CCC       Caa1       5,500,000   Alamosa (Delaware), Inc., 8.50% due 1/31/2012                  5,472,500
Communications--8.5%      CCC       Caa1       3,000,000   American Tower Corporation, 9.375% due 2/01/2009               3,202,500
                          B-        B2         5,970,000   Centennial Cellular, Term A, due 2/09/2011**                   5,990,991
                                                           Crown Castle International Corp.:
                          CCC       B3         3,500,000        9.375% due 8/01/2011                                      4,042,500
                          CCC       B3        13,000,000        7.50% due 12/01/2013                                     13,000,000
                          CCC+      B1         2,382,000   Dobson Cellular Systems, Inc., Term, due 3/31/2010**           2,381,107
                          CCC       B3           950,000   Horizon PCS, Inc., 11.375% due 7/15/2012 (d)                     973,750
                          CCC       B3         2,500,000   iPCS Escrow Company, 11.50% due 5/01/2012 (d)                  2,618,750
                          B-        B3         3,775,000   MobiFon Holdings B.V., 12.50% due 7/31/2010                    4,379,000
                          B-        B2         1,600,000   Rural Cellular Corporation, 6.02% due 3/15/2010 (a)(d)         1,624,000
                          CCC-      Caa2       2,150,000   SBA Communications Corporation, 10.25% due 2/01/2009           2,262,875
                          CCC+      B3         7,400,000   SpectraSite, Inc., 8.25% due 5/15/2010                         7,733,000
                          CCC+      B2         6,600,000   US Unwired Inc., 5.791% due 6/15/2010 (a)                      6,699,000
                                                                                                                       ------------
                                                                                                                         60,379,973
                          ---------------------------------------------------------------------------------------------------------
                                                           Total Investments in Corporate Debt Obligations
                                                           (Cost--$976,540,733)--134.6%                                 956,048,648
                          =========================================================================================================


                                                  Shares
                                                    Held   Common Stocks
===================================================================================================================================
Airlines--0.0%                                     1,810   US Airways Group, Inc. (Class A) (i)                               3,892
===================================================================================================================================
Cable--International--0.4%                       245,382   Telewest Global, Inc.                                          2,834,162
===================================================================================================================================
Chemicals--0.1%                                   93,826   Pioneer Companies, Inc.                                          872,582
===================================================================================================================================
Consumer--Non-Durables--0.0%                       2,634   Galey & Lord, Inc.                                                     0
===================================================================================================================================
Finance--0.4%                                     35,000   Preferred Term Securities VI (d)                               2,905,000
===================================================================================================================================
Food/Tobacco--0.2%                                15,252   Archibald Candy Corporation (j)                                      153
                                               1,428,423   Viskase Companies, Inc.                                        1,642,686
                                                                                                                       ------------
                                                                                                                          1,642,839
===================================================================================================================================
Leisure--0.1%                                     27,787   Lodgian, Inc.                                                    289,541
===================================================================================================================================
Manufacturing--0.8%                              724,291   ACP Holding Company (d)                                          796,720
                                                 509,720   High Voltage Engineering Corporation                           4,153,953
                                                  21,203   Thermadyne Holdings Corporation                                  254,436
                                                                                                                       ------------
                                                                                                                          5,205,109
===================================================================================================================================
Paper--0.3%                                      211,149   Western Forest Products Inc. (Restricted Shares)               1,730,730
===================================================================================================================================
Services--0.4%                                    89,976   Outsourcing Solutions Inc.                                     2,879,232
===================================================================================================================================


              DEBT STRATEGIES FUND, INC.     AUGUST 31, 2004                 11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                           (in U.S. dollars)

                                                  Shares
Industry@                                           Held   Common Stocks                                                  Value
===================================================================================================================================
Steel--0.0%                                       41,149   Acme Package Corp. Senior Holdings                          $    205,745
===================================================================================================================================
Telecommunications--0.1%                          26,457   IDT Corporation                                                  338,001
                                                  33,077   IDT Corporation (Class B)                                        497,147
                                                                                                                       ------------
                                                                                                                            835,148
===================================================================================================================================
Wireless Communications--0.2%                              Microcell Telecommunications Inc.
                                                     259        (Class A)                                                     6,086
                                                  61,867        (Class B)                                                 1,455,584
                                                                                                                       ------------
                                                                                                                          1,461,670
                          ---------------------------------------------------------------------------------------------------------
                                                           Total Investments in Common Stocks
                                                           (Cost--$34,617,529)--3.0%                                     20,865,650
                          =========================================================================================================

                                                           Preferred Stocks
===================================================================================================================================
Airlines--0.0%                                     1,110   US Airways Group, Inc. (Convertible) (i)                               0
===================================================================================================================================
Automotive Equipment--0.8%                       200,000   General Motors Corporation (Convertible)                       5,568,000
===================================================================================================================================
Broadcasting--0.0%                                    38   Paxson Communications Corporation (Convertible) (b)(d)           265,300
===================================================================================================================================
Cable--U.S.--0.0%                                  5,000   Adelphia Communications Corporation                               30,000
                                                   3,500   Pegasus Satellite Communications, Inc. (j)                        35,000
                                                                                                                       ------------
                                                                                                                             65,000
===================================================================================================================================
Diversified Media--0.9%                          250,000   Newscorp Overseas Limited                                      6,257,500
===================================================================================================================================
                                                           Total Investments in Preferred Stocks
                                                           (Cost--$12,472,948)--1.7%                                     12,155,800
                          =========================================================================================================

                                                           Warrants (g)
===================================================================================================================================
Airlines--0.0%                                     1,110   US Airways Group, Inc.                                               666
===================================================================================================================================
Broadcasting--0.0%                                15,000   Sirius Satellite Radio Inc.                                          150
===================================================================================================================================
Consumer--Non-Durables--0.0%                               Galey & Lord, Inc.:
                                                  13,858        (Series A)                                                        0
                                                  14,583        (Series B)                                                        0
                                                                                                                       ------------
                                                                                                                                  0
===================================================================================================================================
Gaming--0.0%                                      15,140   Peninsula Gaming Company, LLC                                     90,842
===================================================================================================================================
Health Care--0.0%                                126,761   HealthSouth Corporation                                          285,212
===================================================================================================================================
Manufacturing--0.1%                              652,739   ACP Holding Company                                              718,013
                                                  20,290   Thermadyne Holdings Corporation (Series B)                             0
                                                                                                                       ------------
                                                                                                                            718,013
===================================================================================================================================
Paper--0.0%                                           17   Cellu Tissue Holdings, Inc., Series A                                  0
                                                   7,000   JSG Funding PLC                                                   70,000
                                                                                                                       ------------
                                                                                                                             70,000
===================================================================================================================================
Services--0.0%                                             Anthony Crane Rental Holdings LP:
                                                   4,769        (Class A)                                                         0
                                                     530        (Class L)                                                         0
                                                                                                                       ------------
                                                                                                                                  0
===================================================================================================================================
Wireless Communications--0.1%                      1,325   American Tower Escrow Corporation                                245,125
                                                  11,456   Microcell Telecommunications Inc.                                 98,858
                                                  19,093   Microcell Telecommunications Inc.                                153,167
                                                                                                                       ------------
                                                                                                                            497,150
                          ---------------------------------------------------------------------------------------------------------
                                                           Total Investments in Warrants
                                                           (Cost--$6,176,284)--0.2%                                       1,662,033
                          =========================================================================================================


12            DEBT STRATEGIES FUND, INC.     AUGUST 31, 2004

Schedule of Investments (concluded)                           (in U.S. dollars)

                                              Beneficial
                                                Interest   Other Interests (e)                                                Value
===================================================================================================================================
                                             $ 3,614,601   Cambridge Industries, Inc. (Litigation Trust
                                                           Certificates) (j)                                           $     36,166
                                               2,641,443   US Airways Group, Inc.--Certificate of Beneficial
                                                           Interest                                                         792,468
                                               5,500,000   WilTel Communications Group, Inc. (Litigation Trust
                                                           Certificates) (j)                                                      0
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Other Interests
                                                           (Cost--$713,190)--0.1%                                           828,634
===================================================================================================================================

                                                           Short-Term Investments
===================================================================================================================================
                                              $7,797,438   Merrill Lynch Liquidity Series, LLC Cash Sweeps Series
                                                           I (h)                                                          7,797,438
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Total Short-Term Investments (Cost--$7,797,438)--1.1%          7,797,438
===================================================================================================================================
                          Total Investments (Cost--$1,038,318,122***)--140.7%                                           999,358,203

                          Liabilities in Excess of Other Assets--(40.7%)                                               (289,121,379)
                                                                                                                       ------------
                          Net Assets--100.0%                                                                           $710,236,824
                                                                                                                       ============

*     Not Rated.
** Floating rate corporate debt in which the Fund invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London Interbank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate. Corporate loans represent 33.6% of the Fund's net assets.
*** The cost and unrealized appreciation/depreciation of investments as of August 31, 2004, as computed for federal income tax purposes, were as follows:

      -------------------------------------------------------------------------
      Aggregate cost ..........................................  $1,038,474,951
                                                                 ==============
      Gross unrealized appreciation ...........................  $   57,763,984
      Gross unrealized depreciation ...........................     (96,880,732)
                                                                 --------------
      Net unrealized depreciation .............................  $  (39,116,748)
                                                                 ==============

+ Non-income producing-issuer filed for bankruptcy or is in default of interest payments.
@ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.
(a)   Floating rate note.
(b) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.
(f) Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(h) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                           Net          Interest
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                              $6,858,007       $31,864
      --------------------------------------------------------------------------

(i)   Non-income producing security. Company is in bankruptcy.
(j)   Non-income producing security.

      See Notes to Financial Statements.


              DEBT STRATEGIES FUND, INC.      AUGUST 31, 2004                 13

[LOGO] Merrill Lynch Investment Managers

Statement of Assets, Liabilities and Capital

As of August 31, 2004
================================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$1,030,520,684) ...............................................                    $   991,560,765
                       Investments in affiliated securities, at value (identified
                        cost--$7,797,438) ...................................................                          7,797,438
                       Receivables:
                          Interest (including $277 from affiliates) .........................   $  14,569,858
                          Securities sold ...................................................       3,044,980         17,614,838
                                                                                                -------------
                       Deferred facility fees ...............................................                             10,867
                       Prepaid expenses and other assets ....................................                             98,462
                                                                                                                 ---------------
                       Total assets .........................................................                      1,017,082,370
                                                                                                                 ---------------
================================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------------
                       Loans ................................................................                        304,775,000
                       Payables:
                          Custodian bank ....................................................       1,023,904
                          Interest on loans .................................................         108,009
                          Investment adviser ................................................          33,337
                          Commitment fees ...................................................           8,614
                          Other affiliates ..................................................           4,855          1,178,719
                                                                                                -------------
                       Deferred income ......................................................                            272,277
                       Accrued expenses and other liabilities ...............................                            619,550
                                                                                                                 ---------------
                       Total liabilities ....................................................                        306,845,546
                                                                                                                 ---------------
================================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets ...........................................................                    $   710,236,824
                                                                                                                 ===============
================================================================================================================================
Capital
--------------------------------------------------------------------------------------------------------------------------------
                       Common Stock, $.10 par value, 200,000,000 shares authorized ..........                    $    10,538,568
                       Paid-in capital in excess of par .....................................                      1,062,896,256
                       Undistributed investment income--net .................................   $   3,707,029
                       Accumulated realized capital losses--net .............................    (327,680,762)
                       Unrealized depreciation--net .........................................     (39,224,267)
                                                                                                -------------
                       Total accumulated losses--net ........................................                       (363,198,000)
                                                                                                                 ---------------
                       Total capital--Equivalent to $6.74 per share based on 105,385,682
                        shares of Capital Stock outstanding (market price--$6.78) ...........                    $   710,236,824
                                                                                                                 ===============

      See Notes to Financial Statements.


14            DEBT STRATEGIES FUND, INC.      AUGUST 31, 2004

Statement of Operations

For the Six Months Ended August 31, 2004
================================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------------------
                       Interest (including $31,864 from affiliates) .........................                    $    40,203,493
                       Dividends ............................................................                          1,316,351
                       Facility and other fees ..............................................                            514,417
                                                                                                                 ---------------
                       Total income .........................................................                         42,034,261
                                                                                                                 ---------------
================================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .............................................   $   3,049,456
                       Loan interest expense ................................................       2,276,468
                       Borrowing costs ......................................................         187,486
                       Accounting services ..................................................         117,175
                       Professional fees ....................................................          75,769
                       Transfer agent fees ..................................................          59,596
                       Listing fees .........................................................          43,277
                       Printing and shareholder reports .....................................          34,405
                       Custodian fees .......................................................          31,211
                       Directors' fees and expenses .........................................          21,646
                       Pricing services .....................................................          13,687
                       Other ................................................................          18,815
                                                                                                -------------
                       Total expenses .......................................................                          5,928,991
                                                                                                                 ---------------
                       Investment income--net ...............................................                         36,105,270
                                                                                                                 ---------------
================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
--------------------------------------------------------------------------------------------------------------------------------
                       Realized gain on:
                          Investments--net ..................................................      10,813,631
                          Foreign currency transactions--net ................................         719,851         11,533,482
                                                                                                -------------
                       Changes in unrealized depreciation on:
                          Investments--net ..................................................      (9,521,143)
                          Unfunded corporate loans ..........................................        (252,848)
                          Foreign currency transactions--net ................................          (4,128)        (9,778,119)
                                                                                                --------------------------------
                       Total realized and unrealized gain--net ..............................                          1,755,363
                                                                                                                 ---------------
                       Net Increase in Net Assets Resulting from Operations .................                    $    37,860,633
                                                                                                                 ===============

      See Notes to Financial Statements.


              DEBT STRATEGIES FUND, INC.      AUGUST 31, 2004                 15

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                                  For the Six        For the
                                                                                                 Months Ended       Year Ended
                                                                                                  August 31,       February 29,
Increase (Decrease) in Net Assets:                                                                   2004              2004
================================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...............................................   $  36,105,270    $    78,995,576
                       Realized gain (loss)--net ............................................      11,533,482        (35,622,531)
                       Change in unrealized depreciation--net ...............................      (9,778,119)       181,822,398
                                                                                                --------------------------------
                       Net increase in net assets resulting from operations .................      37,860,633        225,195,443
                                                                                                --------------------------------
================================================================================================================================
Dividends to Shareholders
--------------------------------------------------------------------------------------------------------------------------------
                       Dividends to shareholders from investment income--net ................     (35,157,024)       (82,761,761)
                                                                                                --------------------------------
================================================================================================================================
Capital Share Transactions
--------------------------------------------------------------------------------------------------------------------------------
                       Value of shares issued in reinvestment of dividends ..................       1,272,001          6,747,816
                       Recovery of previously expensed Common Stock offering costs ..........              --             11,432
                                                                                                --------------------------------
                       Net increase in net assets resulting from capital share
                        transactions ........................................................       1,272,001          6,759,248
                                                                                                --------------------------------
================================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .........................................       3,975,610        149,192,930
                       Beginning of period ..................................................     706,261,214        557,068,284
                                                                                                --------------------------------
                       End of period* .......................................................   $ 710,236,824    $   706,261,214
                                                                                                ================================
                          * Undistributed investment income--net ............................   $   3,707,029    $     2,758,783
                                                                                                ================================

      See Notes to Financial Statements.


16            DEBT STRATEGIES FUND, INC.      AUGUST 31, 2004

Statement of Cash Flows

For the Six Months Ended August 31, 2004
================================================================================================
Cash Used for Operating Activities
------------------------------------------------------------------------------------------------
                       Net increase in net assets resulting from operations ...    $  37,860,633
                       Adjustments to reconcile net increase in net assets
                        resulting from operations to net cash provided by
                        operating activities:
                          Decrease in receivables .............................          247,481
                          Decrease in other assets ............................           46,130
                          Increase in other liabilities .......................        1,503,122
                          Realized and unrealized gain--net ...................       (1,755,363)
                          Amortization of premium and discount ................       (4,189,916)
                       Proceeds from sales and paydowns of long-term securities      349,594,297
                       Purchases of long-term securities ......................     (378,293,448)
                       Purchases of short-term investments--net ...............       (6,858,007)
                                                                                   -------------
                       Net cash used for operating activities .................       (1,845,071)
                                                                                   -------------
================================================================================================
Cash Provided by Financing Activities
------------------------------------------------------------------------------------------------
                       Cash receipts from borrowings ..........................      173,200,000
                       Cash payments on borrowings ............................     (137,500,000)
                       Dividends paid to shareholders .........................      (33,885,023)
                                                                                   -------------
                       Net cash provided by financing activities ..............        1,814,977
                                                                                   -------------
================================================================================================
Cash
------------------------------------------------------------------------------------------------
                       Net decrease in cash ...................................          (30,094)
                       Cash at beginning of period ............................           30,094
                                                                                   -------------
                       Cash at end of period ..................................    $          --
                                                                                   =============
================================================================================================
Cash Flow Information
------------------------------------------------------------------------------------------------
                       Cash paid for interest .................................    $   2,216,884
                                                                                   =============
================================================================================================
Non-Cash Financing Activities
------------------------------------------------------------------------------------------------
                       Capital shares issued in reinvestment of dividends paid
                        to shareholders .......................................    $   1,272,001
                                                                                   =============

      See Notes to Financial Statements.


              DEBT STRATEGIES FUND, INC.      AUGUST 31, 2004                 17

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived           For the Six     For the             For the Year Ended
from information provided in the financial statements.              Months Ended   Year Ended              February 28,
                                                                     August 31,   February 29,  ----------------------------------
Increase (Decrease) in Net Asset Value:                                2004          2004         2003        2002         2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...........   $   6.71     $   5.35     $   6.03     $   7.53     $   8.60
                                                                      ------------------------------------------------------------
                   Investment income--net*** ......................        .34          .75          .79          .92          .96
                   Realized and unrealized gain (loss)--net .......        .02         1.40         (.68)       (1.49)       (1.07)
                                                                      ------------------------------------------------------------
                   Total from investment operations ...............        .36         2.15          .11         (.57)        (.11)
                                                                      ------------------------------------------------------------
                   Less dividends from investment income--net .....       (.33)        (.79)        (.79)        (.93)        (.96)
                                                                      ------------------------------------------------------------
                   Recovery of previously expensed offering costs
                    (capital write-off) resulting from the issuance
                    of Common Stock ...............................         --           --+          --           --+          --
                                                                      ------------------------------------------------------------
                   Net asset value, end of period .................   $   6.74     $   6.71     $   5.35     $   6.03     $   7.53
                                                                      ============================================================
                   Market price per share, end of period ..........   $   6.78     $   6.69     $   5.99     $   6.57     $   7.15
                                                                      ============================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                   Based on market price per share ................       6.59%@      26.31%        4.85%        5.69%       13.97%
                                                                      ============================================================
                   Based on net asset value per share .............       5.64%@      41.84%        2.04%       (7.89%)        .31%
                                                                      ============================================================
==================================================================================================================================
Ratio to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                   Expenses, excluding interest expense ...........       1.04%*       1.00%        1.07%        1.04%        1.20%
                                                                      ============================================================
                   Expenses .......................................       1.68%*       1.53%        1.91%        2.59%        3.87%
                                                                      ============================================================
                   Investment income--net .........................      10.24%*      12.22%       14.32%       13.69%       12.23%
                                                                      ============================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
                   Amount of borrowings, end of period (in
                    thousands) ....................................   $304,775     $269,075     $245,900     $273,600     $301,000
                                                                      ============================================================
                   Average amount of borrowings outstanding during
                    the period (in thousands) .....................   $307,949     $239,315     $238,863     $280,460     $228,640
                                                                      ============================================================
                   Average amount of borrowings outstanding per
                    share during the period .......................   $   2.93     $   2.29     $   2.31     $   2.75     $   3.07
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands) .......   $710,237     $706,261     $557,068     $620,043     $763,834
                                                                      ============================================================
                   Portfolio turnover .............................      35.62%       70.43%       64.54%       49.58%       36.86%
                                                                      ============================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Amount is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


18            DEBT STRATEGIES FUND, INC.      AUGUST 31, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

Debt Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol DSU.

(a) Corporate debt obligations -- The Fund invests principally in debt obligations of companies, including Corporate Loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks and other financial institutions, the Fund's investment in Corporate Loans could be considered concentrated in financial institutions.

(b) Valuation of investments -- Corporate Loans are valued in accordance with guidelines established by the Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. If the pricing service does not provide a value for the Corporate Loan, the Investment Adviser will value the loan at fair value, which is intended to approximate market value.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and


              DEBT STRATEGIES FUND, INC.      AUGUST 31, 2004                 19

[LOGO] Merrill Lynch Investment Managers the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Directors.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates.


20            DEBT STRATEGIES FUND, INC.      AUGUST 31, 2004

Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

In addition, MLPF&S received $2,688 in commissions on the execution of portfolio security transactions for the Fund for the six months ended August 31, 2004.

For the six months ended August 31, 2004, the Fund reimbursed FAM $7,147 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, MLAM U.K., PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 2004 were $358,911,968 and $352,359,636, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the six months ended August 31, 2004 and the year ended February 29, 2004 increased by 189,675 and 1,056,734, respectively, as a result of dividend reinvestment.


              DEBT STRATEGIES FUND, INC.      AUGUST 31, 2004                 21

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

5. Unfunded Loan Interests:

As of August 31, 2004, the Fund had unfunded loan commitments of approximately $2,709,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                     Unfunded
                                                                    Commitment
Borrower                                                          (in Thousands)
--------------------------------------------------------------------------------
Outsourcing Solutions Inc. .................................              $  209
Quest Cherokee, LLC ........................................              $2,500
--------------------------------------------------------------------------------

6. Short-Term Borrowings:

On May 26, 2004, the Fund renewed its $318,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). Under the revolving credit and security agreement, the Fund may borrow money through (i) a line of credit from certain Lenders at the eurodollar rate plus .75% or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major U.S. money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest based upon the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes. As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The Fund also pays additional borrowing costs which includes a commitment fee for this facility at the annual rate of .10% and a program fee of ..24% on the borrowings outstanding.

For the six months ended August 31, 2004, the average amount borrowed was approximately $307,949,000 and the daily weighted average interest rate was 1.47%.

7. Capital Loss Carryforward:

On February 29, 2004, the Fund had a capital loss carryforward of $305,457,461, of which $263,491 expires in 2005; $12,067,388 expires in 2006; $27,376,921 expires in 2007; $51,234,056 expires in 2008; $21,442,332 expires in 2009;
$90,564,493 expires in 2010; $85,285,305 expires in 2011 and $17,223,475 expires in 2012. This amount will be available to offset like amounts on any future taxable gains.

8. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $.055000 per share on September 30, 2004 to shareholders of record on September 14, 2004.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


22            DEBT STRATEGIES FUND, INC.      AUGUST 31, 2004

Portfolio Information

As of August 31, 2004

                                                                      Percent of
Ten Largest Holdings                                                  Net Assets
--------------------------------------------------------------------------------
Charter Communications Holdings, LLC* ...................................   3.6%
Crown Castle International Corp.* .......................................   2.4
Century Cable Holdings LLC* .............................................   2.3
HealthSouth Corporation* ................................................   2.0
Giant Industries, Inc.* .................................................   1.9
Commonwealth Brands, Inc.* ..............................................   1.9
Qwest Capital Funding* ..................................................   1.8
FelCor Lodging LP .......................................................   1.7
Crompton Corporation* ...................................................   1.7
Telewest Communications PLC .............................................   1.7
--------------------------------------------------------------------------------
*     Includes combined holdings.

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Chemicals ..................................................               16.2%
Cable -- U.S. ..............................................               14.4
Telecommunications .........................................               10.5
Wireless Communications ....................................                8.8
Packaging ..................................................                8.2
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine such industry sub-classifications for reporting ease.

                                                                      Percent of
Quality Ratings by S&P/Moody's                                 Total Investments
--------------------------------------------------------------------------------
BBB/Baa ..................................................                  2.9%
BB/Ba ....................................................                  8.2
B/B ......................................................                 57.2
CCC/Caa or lower .........................................                 13.6
NR (Not Rated) ...........................................                 13.8
Other* ...................................................                  4.3
--------------------------------------------------------------------------------
* Includes portfolio holdings in common stocks, preferred stocks, warrants, other interests and short-term investments.

Officers and Directors

Terry K. Glenn, President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kevin J. Booth, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol

DSU


              DEBT STRATEGIES FUND, INC.      AUGUST 31, 2004                 23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

Debt Strategies Fund, Inc. seeks to provide current income by investing primarily in a diversified portfolio of U.S. companies' debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt instruments of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Debt Strategies Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Debt Strategies Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                   #DEBT -- 8/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Debt Strategies Fund, Inc.


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            Debt Strategies Fund, Inc.

        Date: October 18, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            Debt Strategies Fund, Inc.

        Date: October 18, 2004


        By: /s/ Donald C. Burke
            -------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Debt Strategies Fund, Inc.

        Date: October 18, 2004